UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 31, 2018

Janus Henderson Group plc

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	001-38103	N/A
(State or other jurisdiction	(Commission file	(IRS Employer
of incorporation)	number)	Identification Number)

201 Bishopsgate

EC2M 3AE

United Kingdom

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code

+44 (0) 20 7818 1818

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02                                           Results of Operations and Financial Condition.

On July 31, 2018, Janus Henderson Group plc (“JHG”) issued a press release reporting its financial results for the second quarter 2018. Copies of that press release and the earnings presentation are being furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Richard M. Weil

On July 31, 2018, Janus Henderson Group plc (“Janus Henderson”) and Janus Management Holdings Corporation (the “Company”), a wholly-owned subsidiary of Janus Henderson, entered into a service agreement with Richard M. Weil, Chief Executive Officer of Janus Henderson (the “Service Agreement”).  The Service Agreement became effective as of August 1, 2018.

Under the Service Agreement, Mr. Weil’s annual base salary will be $650,000, and he will remain eligible to receive discretionary annual bonuses and incentive awards in accordance with the bonus and incentive schemes already in effect (and as revised from time to time).  Mr. Weil will continue to receive benefits on the same basis as other executives and expatriate benefits through April 5, 2019, including certain tax equalization benefits.  Mr. Weil and the Company must give the other party six and twelve months’ written notice, respectively, prior to terminating Mr. Weil’s employment.  The Company may also terminate Mr. Weil’s employment at any time by continuing to pay his annual base salary in lieu of notice or the remaining period of notice, as applicable.  In certain circumstances, the Company may also terminate Mr. Weil’s employment immediately and without any additional compensation.  Upon a termination of employment by the Company without cause and, subject to the execution and non-revocation of a release of claims, Mr. Weil will receive twelve months’ base salary, an amount equal to his discretionary annual bonus for the bonus year preceding the year in which the termination date occurs, and a discretionary annual bonus based on the attainment of the applicable performance metrics and prorated to reflect the portion of the year elapsing prior to the date of termination. In addition, upon such a termination, Mr. Weil’s unvested equity awards will vest subject to the attainment of any applicable performance metrics and other applicable proration in accordance with the terms of the applicable plans and award agreements.

In connection with entering into the Service Agreement, Mr. Weil agreed to terminate and relinquish the right to receive any benefits under his change in control agreement with the Company.

The Service Agreement also contains the ability to suspend Mr. Weil for the duration of his notice period and a twelve month non-solicitation covenant, a twelve month non-competition covenant and covenants not to disparage and to cooperate with the Company.  The covenants run concurrently with any such period of suspension.

The foregoing description of the Service Agreement is a summary of material terms only and is qualified in its entirety by the full text of the agreement which will be filed as an exhibit to our next quarterly report on Form 10-Q.

Andrew J. Formica

Andrew J. Formica ceased serving as Co-Chief Executive Officer and a member of the Board of Janus Henderson Group plc (“Janus Henderson”), effective as of August 1, 2018 (the “Transition Date”).  In connection with Mr. Formica’s resignation, HGI Group Limited (the “Company”), a wholly-owned subsidiary of Janus Henderson, entered into a settlement agreement with Mr. Formica, dated as of July 31, 2018 (the “Settlement Agreement”).

The Settlement Agreement provides that, from the period commencing on the Transition Date and ending on December 31, 2018 (the “Separation Date”), Mr. Formica will remain an employee of the Company and serve as an Advisor to the Board of Janus Henderson.  During this period, Mr. Formica will continue to receive his base salary and be eligible for employee benefits.

As of the Separation Date, and subject to the execution of a release of claims, Mr. Formica will receive a redundancy payment of £436,000 for loss of employment, an additional payment of £496,175 in lieu of his contractual notice period, his 2018 annual bonus based on the attainment of the applicable performance metrics, and a special bonus of $750,000.  A portion of Mr. Formica’s 2018 annual bonus and the special bonus will be subject to mandatory deferral in accordance with Janus Henderson’s deferral scheme.  As of the Separation Date, Mr. Formica will be entitled to receive continuation of substantially similar medical, dental, and vision insurance benefits for up to two years (or a cash payment in lieu) and outplacement services for six months.  Mr. Formica’s entitlement to any long term incentive awards or equity awards under any Janus Henderson equity plans will be treated in accordance with the applicable equity plans and award agreements, except that his unvested performance share units will vest based on attainment of the applicable performance metrics as of the Termination Date, provided that the performance vesting percentage will be no less than 52%, and will be deferred until the end of the original performance period.

The Settlement Agreement includes covenants not to solicit, not to disparage, to maintain confidentiality and to cooperate with the Company and its affiliates.

The foregoing description of the Settlement Agreement is a summary of material terms only and is qualified in its entirety by the full text of the agreement which will be filed as an exhibit to our next quarterly report on Form 10-Q.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits. The following exhibits are being furnished herewith.

Exhibit Number	Description

99.1	Janus Henderson Group plc press release reporting its financial results for the second quarter 2018.
99.2	Janus Henderson Group plc second quarter 2018 earnings presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Janus Henderson Group plc

Date: July 31, 2018	By:	/s/ Roger Thompson
Roger Thompson
Chief Financial Officer